--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)   May 19, 1998
                                                          ----------------

                       PAN PACIFIC RETAIL PROPERTIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Maryland                     001-13243               33-0752457
 ------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)



              1631-B South Melrose Drive
                    Vista, California                            92083
       ----------------------------------------                ----------
       (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code:     (760) 727-1002
                                                           ------------------


                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.        Other Events.

               (1) On May 19, 1998, Pan Pacific Retail Properties, Inc. (the "Registrant") accepted a deed in lieu of foreclosure related to a non-performing note receivable and therefore became the fee simple owner of a property commonly known as Westwood Village Shopping Center. The asset was acquired for $4,500,000, the book value of the note receivable and the assumption of the first mortgage on the property. The property, a 102,375 square foot retail center located in Redding, California was acquired from an unrelated third party. The Registrant intends to continue to operate the asset as a shopping center.

               (2) On May 28, 1998, the Registrant acquired the Fashion Faire Shopping Center pursuant to a Purchase and Sale Agreement executed on April 30, 1998. The property, a 95,225 square foot retail center located in San Leandro, California, was acquired for $11,450,000 from Fashion Faire Place, a California limited partnership, an unrelated third party. The asset, acquired for cash, was paid for with available cash and borrowings under an existing unsecured credit facility available to the Registrant. The Registrant intends to continue to operate the asset as a shopping center.

               (3) On June 18, 1998, the Registrant acquired the Pacific Commons Shopping Center pursuant to a Purchase and Sale Agreement executed on June 11, 1998. The property, a 206,474 square foot retail center located in Spanaway, Washington, of which the Registrant owns 151,233 square feet, was acquired for $13,675,000 from Ray W. Strand and Ruby G. Strand, Trustees of the STRAND TRUST, an unrelated third party. The asset, acquired for cash, was paid for with available cash and borrowings under an existing unsecured credit facility available to the Registrant. The Registrant intends to continue to operate the asset as a shopping center.

               (4) Included in this filing is certain historical and pro forma financial information as follows:

                      (a) Financial Statement Pursuant to Rule 3-14 of Regulation S-X.

                             Pacific Commons Shopping Center

                             Independent Auditors' Report

                             Statement of Revenue and Certain Expenses for the
                                year ended December 31, 1997

                             Notes to Statement of Revenue and Certain Expenses

                      (b)    Pro Forma Financial Information.

                             Pro Forma Condensed Consolidated Statement of
                                Operations for the six months ended June 30, 1998 (unaudited)

                             ProForma Condensed Consolidated Statement of
                                Operations for the year ended December 31, 1997 (unaudited)

                             Notes to the Pro Forma Condensed Consolidated
                                Statements of Operations (unaudited)

                             Combining Schedules of Revenue and Certain Expenses
                                of the Acquisition Properties and Notes
                                Receivable as follows:

                                1) Combining Schedule of Revenue and Certain Expenses of the 1998 Acquisition Properties for the Six Months Ended June 30, 1998 (unaudited)

                                2) Combining Schedule of Revenue and Certain Expenses of the 1998 Acquisition Properties for the Year Ended December 31, 1997 (unaudited)

                                3) Combining Schedule of Revenue and Certain Expenses of the 1997 Acquisition Properties and Notes Receivable for the Year Ended December 31, 1997 (unaudited)

                      (c)    Exhibits.

                             None

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Pan Pacific Retail Properties, Inc.:


We have audited the accompanying statement of revenue and certain expenses of Pacific Commons Shopping Center for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Pan Pacific Retail Properties, Inc. as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of Pacific Commons Shopping Center's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in Note 1, of Pacific Commons Shopping Center for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



San Diego, California
August 4, 1998

                         PACIFIC COMMONS SHOPPING CENTER

                    Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997


Revenue:
    Rent (notes 3 and 4)                               $1,331,647
    Recoveries from tenants                               278,471
    Other                                                   3,839
                                                       ----------
                                                        1,613,957
                                                       ----------
Certain expenses:
    Property taxes                                        182,139
    Repairs and maintenance                               103,907
    Management fees                                        28,030
    Utilities                                              18,336
    Insurance                                              12,778
    Other                                                   2,334
                                                       ----------
                                                          347,524
                                                       ----------
           Revenue in excess of certain expenses       $1,266,433
                                                       ==========

See accompanying notes to statement of revenue and certain expenses.

                         PACIFIC COMMONS SHOPPING CENTER

               Notes to Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997


(1)   BASIS OF PRESENTATION

      The accompanying statement of revenue and certain expenses relates to the operations of Pacific Commons Shopping Center (the "Property"), a community shopping center located in Spanaway, Washington. The Property was purchased by Pan Pacific Retail Properties, Inc.
      (the "Company") for $13,675,000 in cash on June 18, 1998.

      The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of Pacific Commons Shopping Center for the year ended December 31, 1997 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

      o    Depreciation and amortization

      o    Interest on mortgage which was not assumed by the Company

      o    Federal and state income taxes

      o Other costs not directly related to the proposed future operations of the Property

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

      (a)  REVENUE RECOGNITION

           Rent revenue is recognized on a straight-line basis over the term of the individual leases.

      (b)  USE OF ESTIMATES

           Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)   RENT REVENUE

      Retail space is leased to tenants under various operating leases with terms ranging from 3 to 25 years. The leases generally provide for minimum rent and reimbursement of real estate taxes, common area maintenance and certain other operating expenses. Certain leases also contain provisions for percentage rent. Percentage rent of $17,071 was earned for the year ended December 31, 1997.

                         PACIFIC COMMONS SHOPPING CENTER

                      For the year ended December 31, 1997


      Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 1997 are as follows:

            YEARS ENDING DECEMBER 31,                             AMOUNT
            -------------------------                           -----------
                     1998                                       $ 1,374,784
                     1999                                         1,304,788
                     2000                                         1,266,580
                     2001                                         1,179,847
                     2002                                         1,077,902
                     Thereafter                                  10,177,863
                                                                -----------
                                                                $16,381,764
                                                                ===========

(4)   CONCENTRATION OF CREDIT RISK

      At December 31, 1997, two tenants individually accounted for more than 10% of total revenue. Rent revenue earned and recoveries from these tenants for the year ended December 31, 1997 were as follows:

          Quality Food Centers, Inc. (QFC)                          $399,110
          K-Mart                                                    $409,631

                         PACIFIC COMMONS SHOPPING CENTER

Statement of Estimated Taxable Operating Results of Pacific Commons Shopping Center and Estimated Cash to be made available by Operations of Pacific Commons Shopping Center.

                            For a Twelve-Month Period
                                   (unaudited)


Revenue:
     Rent, net of straight-line rent                 $1,314,933
     Recoveries from tenants                            278,471
     Other                                                3,839
                                                     ----------
                                                      1,597,243
                                                     ----------
Expenses:
     Depreciation                                       256,000
     Property operating                                 135,021
     Property taxes                                     182,139
     Property management fees                            28,030
     Other                                                2,334
                                                     ----------
                                                        603,524
                                                     ----------
Estimated taxable operating income                      993,719
Add back depreciation                                   256,000
                                                     ----------
Estimated cash to be made available by operations    $1,249,719
                                                     ==========


This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of Pacific Commons Shopping Center for a period of twelve months based on information provided by management and does not purport to reflect actual results for any period. This statement includes an adjustment to rent revenue of $16,714 to reverse the effects of straight-line rent that was recognized for financial reporting purposes. The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


        The following unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 1998 and the year ended December 31, 1997 are presented as if: (i) the consummation of the initial public offering of common stock in August 1997 (the "IPO"), the related formation transactions in connection with the IPO and the related repayment of notes payable; (ii) the acquisitions of Chico Crossroads, Monterey Plaza, Fairmont Shopping Center, Lakewood Shopping Center, Green Valley Town & Country , Rainbow Promenade, The PNW Portfolio, Palmdale Shopping Center, Tustin Heights Shopping Center and Brookvale Shopping Center (collectively the "1997 Acquisitions") and certain secured notes receivable; (iii) the acquisitions of Bear Creek Plaza, San Dimas Marketplace, The Oregon Portfolio, Manteca Marketplace, Creekside Center, Panther Lake Shopping Center, Westwood Village Shopping Center, Fashion Faire Shopping Center and Pacific Commons Shopping Center (collectively the "1998 Acquisitions") and (iv) the secondary offering completed on May 18, 1998, the exercise of Pan Pacific Development (U.S.), Inc.'s participation rights and related repayment of a portion of the unsecured credit facility all had occurred on January 1, 1997.

        The pro forma condensed consolidated balance sheet of Pan Pacific Retail Properties, Inc. as of June 30, 1998 has been excluded from this filing of Form 8-K as the transactions that were given pro forma effect in the pro forma condensed consolidated statements of operations occurred prior to June 30, 1998, and therefore are included in Pan Pacific Retail Properties, Inc.'s June 30, 1998 unaudited consolidated balance sheet included in the registrants Form 10-Q filing on August 13, 1998.

        The pro forma condensed consolidated statements of operations should be read in conjunction with the consolidated financial statements of Pan Pacific Retail Properties, Inc., including the notes thereto, that were filed with and as part of Pan Pacific Retail Properties, Inc's annual report on Form 10-K for the year ended December 31, 1997 filed on March 30, 1998, quarterly report on Form 10-Q for the period ended March 31, 1998 filed on May 15, 1998, and quarterly report on Form 10-Q for the period ended June 30, 1998 filed on August 13, 1998. The pro forma condensed consolidated statements of operations do not purport to represent Pan Pacific Retail Properties, Inc's results of operations for the six months ended June 30, 1998 or for the year ended December 31, 1997 that would actually have occurred had the Company completed the transactions described above nor do they purport to represent the results of operations as of any future date or for any future period.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                               PRO FORMA
                                                              ADJUSTMENTS
                                                              -----------
                                                                 1998
                                                              ACQUISITION
                                                              PROPERTIES
                                                               AND OTHER
                                              COMPANY          PRO FORMA             COMPANY
                                             HISTORICAL       ADJUSTMENTS           PRO FORMA
                                             ----------       -----------           ---------
REVENUE:
   Rental .............................     $     28,910      $      2,453 (J)    $     31,363
   Percentage rent ....................              307                 9 (J)             316
   Recoveries from tenants ............            6,212               529 (J)           6,741
   Income from unconsolidated
     partnerships .....................              350                --                 350
Other .................................              819                 9 (J)             828
                                            ------------      ------------        ------------
                                                  36,598             3,000              39,598
                                            ------------      ------------        ------------
EXPENSES
   Property operating .................            4,336               435 (J)           4,771
   Property taxes .....................            2,606               287 (J)           2,893
   Property management fees ...........               47               104 (J)              47
                                                                      (104)(L)
   Depreciation and amortization ......            6,953               498 (K)           7,451
   Interest ...........................            9,068               125 (J)           8,588
                                                                      (605)(D)
   Administrative .....................            1,887                --               1,887

   Other income and expense ...........              208                29 (J)             237
                                            ------------      ------------        ------------
                                                  25,105               769              25,874
                                            ------------      ------------        ------------

INCOME BEFORE MINORITY INTEREST .......           11,493             2,231              13,724
   Minority interest ..................              (19)               --                 (19)
                                            ------------      ------------        ------------

NET INCOME BEFORE
   EXTRAORDINARY ITEM .................     $     11,474      $      2,231              13,705
                                            ============      ============        ============
   Pro forma basic weighted average
      common shares outstanding .......                                             21,162,012
                                                                                  ============
   Pro forma diluted weighted average
      common shares outstanding .......                                             21,247,110
                                                                                  ============
   Pro forma basic earnings per share .                                           $       0.65
                                                                                  ============
   Pro forma diluted earnings per share                                           $       0.65
                                                                                  ============


See accompanying notes to pro forma condensed consolidated financial statements.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                             PRO FORMA ADJUSTMENTS
                                                           --------------------------
                                                              1997           1998
                                                           ACQUISITION    ACQUISITION
                                                           PROPERTIES     PROPERTIES
                                                            AND OTHER     AND OTHER
                                            COMPANY         PRO FORMA      PRO FORMA           COMPANY
                                           HISTORICAL      ADJUSTMENTS    ADJUSTMENTS         PRO FORMA
                                           ----------      -----------    -----------         ---------
REVENUE:
   Rental .............................     $36,839         $10,512 (A)     $11,225 (J)     $     58,576
   Percentage Rent ....................         278             127 (A)          59 (J)              464
   Recoveries from tenants ............       8,042           2,145 (A)       2,295 (J)           12,482
   Income from unconsolidated
     partnerships .....................         409             297 (D)          --                  706
Other .................................         884             108 (A)          40 (J)            1,032
                                            -------         -------         -------         ------------
                                             46,452          13,189          13,619               73,260
                                            -------         -------         -------         ------------
EXPENSES
   Property operating .................       6,016           1,400 (A)       1,761 (J)            9,177
   Property taxes .....................       3,187           1,126 (A)       1,243 (J)            5,556
   Property management fees ...........         126             497 (A)         466 (J)              126
                                                               (497)(C)        (466)(L)
   Depreciation and amortization ......       8,928           2,200 (B)       2,349 (K)           13,477
   Interest ...........................      14,057           2,506 (A)         327 (L)           17,358
                                                               (136)(D)
                                                                604 (E)
   Administrative .....................       3,923             558 (F)          --                4,000
                                                               (481)(G)
   Other income and expense ...........         687             155 (A)         153 (J)              466
                                                               (529)(H)
                                            -------         -------         -------         ------------
                                             36,924           7,403           5,833               50,160
                                            -------         -------         -------         ------------
INCOME BEFORE INCOME TAX
   EXPENSE AND MINORITY INTEREST ......       9,528           5,786           7,786               23,100
   Income tax expense .................         (19)             19 (I)          --                   --
   Minority interest ..................        (153)            (96)(D)          --                 (249)
                                            -------         -------         -------         ------------

NET INCOME BEFORE EXTRAORDINARY ITEM ..     $ 9,356         $ 5,709         $ 7,786         $     22,851
                                            =======         =======         =======         ============
   Pro forma basic weighted average
      common shares outstanding .......                                                       21,162,012
                                                                                            ============
   Pro forma diluted weighted average
      common shares outstanding .......                                                       21,220,191
                                                                                            ============
   Pro forma basic earnings per share .                                                     $       1.08
                                                                                            ============
   Pro forma diluted earnings per share                                                     $       1.08
                                                                                            ============

See accompanying notes to pro forma condensed consolidated financial statements.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 (IN THOUSANDS)


ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

        The pro forma adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 are as follows:

                                                                                 SIX MONTHS ENDED      YEAR ENDED
                                                                                  JUNE 30, 1998     DECEMBER 31, 1997
                                                                                  -------------     -----------------
(A) Acquisition of Chico Crossroads, Monterey Plaza, Fairmont Shopping Center,
    Lakewood Shopping Center, Green Valley Town & Country, the secured notes receivable, Rainbow Promenade, The PNW Portfolio, Palmdale Shopping Center,
    Tustin Heights Shopping Center and Brookvale Shopping Center (refer to
    Combining Schedules for detailed information by property)

             Rental revenue                                                               -              $10,512
             Percentage rent                                                              -              $   127
             Recoveries from tenants                                                      -              $ 2,145
             Other revenue                                                                -              $   108
             Property operating expenses                                                  -              $ 1,400
             Property taxes                                                               -              $ 1,126
             Property management fees                                                     -              $   497
             Interest                                                                     -              $ 2,506
             Other expenses                                                               -              $   155

(B) Increase in depreciation on buildings for the 1997 Acquisitions as follows:

             Chico Crossroads                                                             -              $    71
             Monterey Plaza                                                               -                  141
             Fairmont Shopping Center                                                     -                   69
             Lakewood Shopping Center                                                     -                   86
             Green Valley Town & Country                                                  -                  189
             Rainbow Promenade                                                            -                  374
             The PNW Portfolio                                                            -                  671
             Palmdale Shopping Center                                                     -                   86
             Tustin Heights Shopping Center                                               -                  276
             Brookvale Shopping Center                                                    -                  237
                                                                                                         -------
                                                                                          -                2,200
                                                                                                         =======
(C) Elimination of property management fees paid to third parties related to the
    1997 Acquisitions                                                                     -              $  (497)

(D) Net decrease in interest expense resulting from the repayment of notes payable with the proceeds from the IPO and the repayment of borrowings under the Unsecured Credit Facility with proceeds from the Secondary Offering as follows:

             Income from unconsolidated partnerships                                      -              $   297
             Interest                                                                $ (605)             $  (136)
             Minority interest                                                            -              $   (96)

(E) Increase in interest expense for the effect of the amortization of Unsecured
    Credit Facility fees                                                             $    -              $   604

                       PAN PACIFIC RETAIL PROPERTIES, INC.
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                 SIX MONTHS ENDED      YEAR ENDED
                                                                                  JUNE 30, 1998     DECEMBER 31, 1997
                                                                                  -------------     -----------------

(F) Increase in general and administrative expenses for the incremental costs of
    operating as a public REIT                                                            -              $   558


(G) Decrease in general and administrative expenses for management fees charged
    by Revenue Properties                                                                 -              $  (481)


(H) Decrease in other expenses for loan guarantee fees charged by Revenue
    Properties                                                                            -              $  (529)

(I) Elimination of income tax expense as the Company expects to be taxed as a
    REIT                                                                                  -              $    19

(J) Acquisition of Bear Creek Plaza, San Dimas Marketplace, The Oregon
    Portfolio, Manteca Marketplace, Creekside Center, Panther Lake Shopping
    Center, Westwood Village Shopping Center, Fashion Faire Shopping Center and
    Pacific Commons Shopping Center (refer to the Combining Schedules for detailed information by property)

             Rental revenue                                                         $ 2,453              $11,225
             Percentage Rent                                                              9                   59
             Recoveries from tenants                                                    529                2,295
             Other revenue                                                                9                   40
             Property operating expenses                                                435                1,761
             Property taxes                                                             287                1,243
             Property management fees                                                   104                  466
             Interest                                                                   125                  327
             Other expenses                                                              29                  153

(K) Increase in depreciation on buildings for the 1998 Acquisitions as follows:

             Bear Creek Plaza                                                       $    13              $   246
             San Dimas Marketplace                                                       25                  427
             The Oregon Portfolio                                                        86                  569
             Manteca Marketplace                                                         62                  293
             Creekside Center                                                            33                  113
             Panther Lake Shopping Center                                                42                  146
             Westwood Village Shopping Center                                            32                   85
             Fashion Faire Shopping Center                                               87                  214
             Pacific Commons Shopping Center                                            118                  256
                                                                                    -------              -------
                                                                                    $   498              $ 2,349
                                                                                    =======              =======
(L) Elimination of property management fees paid to third parties related to the
    1998 Acquisitions                                                               $  (104)             $  (466)

                      PAN PACIFIC RETAIL PROPERTIES, INC.

           COMBINING SCHEDULE OF REVENUE AND CERTAIN EXPENSES OF THE
                          1998 ACQUISITION PROPERTIES
                   FOR THE SIX MONTHS ENDED JUNE 30, 1998(1)
                                  (UNAUDITED)

                          BEAR CREEK    SAN DIMAS    THE OREGON     MANTECA     CREEKSIDE   PANTHER LAKE
                            PLAZA      MARKETPLACE   PORTFOLIO    MARKETPLACE    CENTER    SHOPPING CENTER
                          ----------   -----------   ----------   -----------   ---------  ---------------
Revenue:
  Base rents............     $81,022     $469,107       $61,382     $181,761    $183,180       $211,279
  Recoveries from
    tenants.............       9,682       95,302        13,500       30,250      53,279         54,547
  Percentage rents......           0            0           609            0           0              0
  Other.................           0        2,855           134          576         110          1,177
                             -------     --------       -------     --------    --------       --------
                              90,704      567,264        75,625      212,587     236,569        267,003
                             -------     --------       -------     --------    --------       --------
Expenses:
  Property operating....       3,601       70,612         5,098       43,734      99,906         29,624
  Property taxes........       6,935       49,201         7,613       19,000      23,752         32,479
  Property management
    fees................       2,281       21,703         1,568       10,632      11,535          7,986
  Interest                         0            0             0            0           0              0
  Other.................       1,237        9,957           807          719       3,076          3,620
                            --------     --------      --------     --------    --------       --------
                              14,054      151,473        15,086       74,085     138,269         73,709
                            --------     --------      --------     --------    --------       --------
Income (loss) before
  income tax expense....      76,650      415,791        60,539      138,502      98,300        193,294
  Income tax expense....    $      0     $      0      $      0      $     0    $      0       $      0
                            --------     --------      --------     --------    --------       --------
Net income (loss).......    $ 76,650     $415,791      $ 60,539     $138,502    $ 98,300       $193,294
                            ========     ========      ========     ========    ========       ========



                       WESTWOOD VILLAGE   FASHION FAIRE    PACIFIC COMMONS
                       SHOPPING CENTER   SHOPPING CENTER   SHOPPING CENTER           TOTAL
                       ----------------  ---------------   ---------------        -----------
Revenue:
  Base rents............  $233,844           $423,021          $608,667            $2,453,263
  Recoveries from
    tenants.............    46,942             97,033           128,936               529,471
  Percentage rents......         0                  0             7,904                 8,513
  Other.................       303              2,484             1,778                 9,417
                          --------           --------          --------            ----------
                           281,089            522,538           747,285             3,000,664
                          --------           --------          --------            ----------
Expenses:
  Property operating....    33,214             86,322            62,517               434,628
  Property taxes........    26,630             37,422            84,333               287,365
  Property management
    fees................    14,054             20,904            12,978               103,641
  Interest..............   124,617                  0                --               124,617
  Other.................     7,717              1,024             1,081                29,238
                          --------           --------          --------            ----------
                           206,232            145,672           160,909               979,489
                          --------           --------          --------            ----------

Income (loss) before
  income tax expense....    74,857            376,866           586,376             2,021,175
  Income tax expense....         0                  0                 0                     0
                          --------           --------          --------            ----------
Net income (loss).......  $ 74,857           $376,866          $586,376            $2,021,175
                          ========           ========          ========            ==========

--------------
(1) Amounts shown reflect operating results for the period during 1998 that the assets were not owned by the Company.

                       PAN PACIFIC RETAIL PROPERTIES, INC.

            COMBINING SCHEDULE OF REVENUE AND CERTAIN EXPENSES OF THE
                           1998 ACQUISITION PROPERTIES
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

                          BEAR CREEK    SAN DIMAS    THE OREGON     MANTECA     CREEKSIDE   PANTHER LAKE
                            PLAZA      MARKETPLACE   PORTFOLIO    MARKETPLACE    CENTER    SHOPPING CENTER
                          ----------   -----------   ----------   -----------   ---------  ---------------
Revenue:
  Rent..................  $1,179,184   $1,408,238    $3,438,981   $  861,593    $630,763       $734,445
  Percentage rents......      11,692           --        30,589           --          --             --
  Recoveries from
    tenants.............     259,347      168,280       710,016      143,395     183,460        189,615
  Other.................       2,570           --        19,381        2,730         380          4,092
                          ----------   ----------    ----------   ----------    --------       --------
                           1,452,793    1,576,518     4,198,967    1,007,718     814,603        928,152
                          ----------   ----------    ----------   ----------    --------       --------
Expenses:
  Property operating....      97,938       62,592       511,527      207,312     344,015        102,980
  Property taxes........     146,246      120,541       347,347       90,067      81,788        112,902
  Management fees.......      30,122       39,643       162,182       50,400      39,720         27,761
  Interest..............          --           --            --           --          --             --
  Other.................      15,508       21,500        64,020        3,408      10,591         12,584
                          ----------   ----------    ----------   ----------    --------       --------
                             289,814      244,276     1,085,076      351,187     476,114        256,227
                          ----------   ----------    ----------   ----------    --------       --------
Revenue in excess of
  certain expenses......  $1,162,979   $1,332,242    $3,113,891   $  656,531    $338,489       $671,925
                          ==========   ==========    ==========   ==========    ========       ========



                       WESTWOOD VILLAGE   FASHION FAIRE    PACIFIC COMMONS
                       SHOPPING CENTER   SHOPPING CENTER   SHOPPING CENTER           TOTAL
                       ----------------  ---------------   ---------------        -----------
Revenue:
  Rent..................  $614,052         $1,043,262         $1,314,576          $11,225,094
  Percentage rents......         0                  0             17,071               59,352
  Recoveries from
    tenants.............   123,264            239,305            278,471            2,295,153
  Other.................       796              6,126              3,839               39,914
                          --------         ----------         ----------          -----------
                           738,112          1,288,693          1,613,957           13,619,513
                          --------         ----------         ----------          -----------
Expenses:
  Property operating....    87,216            212,888            135,021            1,761,489
  Property taxes........    69,928             92,290            182,139            1,243,248
  Management fees.......    36,904             51,554             28,030              466,316
  Interest..............   327,231                 --                 --              327,231
  Other.................    20,264              2,525              2,334              152,734
                          --------         ----------         ----------          -----------
                           541,543            359,257            347,524            3,951,018
                          --------         ----------         ----------          -----------

Revenue in excess of
  certain expenses......  $196,569         $  929,436         $1,266,433          $ 9,668,495
                          ========         ==========         ==========          ===========

                       PAN PACIFIC RETAIL PROPERTIES, INC.

            COMBINING SCHEDULE OF REVENUE AND CERTAIN EXPENSES OF THE
                1997 ACQUISITION PROPERTIES AND NOTES RECEIVABLE
                     FOR THE YEAR ENDED DECEMBER 31, 1997(1)
                                   (UNAUDITED)

                                   CHICO    MONTERREY      FAIRMONT       GREEN VALLEY      LAKEWOOD          NOTES
                                CROSSROADS    PLAZA    SHOPPING CENTER   TOWN & COUNTRY  SHOPPING CENTER    RECEIVABLE
                                ----------  ---------  ---------------   --------------  ---------------    ----------
Revenue:
  Rent........................   $349,208    $746,219      $404,174         $1,016,555       $404,375         $    --
  Percentage rents............         --          --            --                 --             --              --
  Recoveries from tenants.....     25,458     121,354        82,779            106,530         80,302              --
  Other.......................         --          --         1,986                 82          1,213          45,178
                                 --------    --------      --------         ----------       --------         -------
                                  374,666     867,573       488,939          1,123,167        485,890          45,178
                                 --------    --------      --------         ----------       --------         -------
Certain Expenses:
  Property operating..........     23,634      82,744        42,323            122,793         80,585              --
  Property taxes..............     46,964     110,578        29,366             56,654         44,435              --
  Management fees.............      6,500      29,047        16,643             44,924         19,850              --
  Interest....................         --     565,001            --            684,407             --              --
  Other.......................      2,934          --         1,312              4,960          5,958              --
                                 --------    --------      --------         ----------       --------         -------
                                   80,032     787,370        89,644            913,738        150,828              --
                                 --------    --------      --------         ----------       --------         -------
Revenue in excess of certain
  expenses....................   $294,634    $ 80,203      $399,295         $  209,429       $335,062         $45,178
                                 ========    ========      ========         ==========       ========         =======


                                                                               TUSTIN       BROOKVALE
                                 RAINBOW      THE PNW       PALMDALE           HEIGHTS      SHOPPING
                                PROMENADE    PORTFOLIO   SHOPPING CENTER   SHOPPING CENTER   CENTER           TOTAL
                                ----------   ----------  ---------------   ---------------  ---------      -----------
Revenue:
  Rent........................  $1,450,319   $3,568,281      $427,660         $1,228,648   $  916,856      $10,512,295
  Percentage rents............          --       20,348            --                 --      106,415          126,763
  Recoveries from tenants.....     230,031      847,958       160,100            170,322      320,372        2,145,206
  Other.......................       3,992        1,368         2,789              8,584       43,061          108,253
                                ----------   ----------      --------         ----------   ----------      -----------
                                 1,684,342    4,437,955       590,549          1,407,554    1,386,704       12,892,517
                                ----------   ----------      --------         ----------   ----------      -----------
Certain Expenses:
  Property operating..........     126,684      475,486       106,819            153,840      185,590        1,400,498
  Property taxes..............     169,637      371,546        20,727            112,056      163,970        1,125,933
  Management fees.............      34,527      168,892        13,867             90,497       72,463          497,210
  Interest....................          --    1,256,882            --                 --           --        2,506,290
  Other.......................      14,313       18,137        58,196             38,168       11,413          155,391
                                ----------   ----------      --------         ----------   ----------      -----------
                                   345,161    2,290,943       199,609            394,561      433,436        5,685,322
                                ----------   ----------      --------         ----------   ----------      -----------
Revenue in excess of certain
  expenses....................  $1,339,181   $2,147,012      $390,940         $1,012,993   $  953,268      $ 7,207,195
                                ==========   ==========      ========         ==========   ==========      ===========

---------------
(1) Amounts shown reflect operating results for the period during 1997 that the assets were not owned by the Company.

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 1, 1998.


                                      PAN PACIFIC RETAIL PROPERTIES, INC.


                                      By: /s/       Stuart A. Tanz
                                          -------------------------------------
                                          Stuart A. Tanz
                                          President and Chief Executive Officer



                                      By: /s/      David L. Adlard
                                          -------------------------------------
                                          David L. Adlard
                                          Executive Vice President and
                                          Chief Financial Officer



                                      By: /s/      Laurie A. Sneve
                                          -------------------------------------
                                          Laurie A. Sneve, CPA
                                          Vice President and Controller